UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

SOLLENSYS CORP
(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2475 Palm Bay Rd. NE, Suite 120

Palm Bay, FL 32905

(Address of principal executive offices)

(866) 438-7657

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K (the “October 8-K”) filed with the Securities and Exchange Commission on October 19, 2021 by Sollensys Corp (the “Company”), on October 15, 2021, the Company entered into that certain Membership Interest Exchange Agreement (the “Agreement”), dated as of October 15, 2021, by and among (i) the Company; (ii) Abstract Media, LLC (“Abstract Media”), (iii) each of the members of Abstract Media (collectively, the “Abstract Media Members”); and (iv) Andrew Baker as the representative of the Abstract Media Members (the “Members’ Representative”). Pursuant to the terms of the Agreement, the Company agreed to acquire from the Abstract Media Members all of the membership interests of Abstract Media held by the Abstract Media Members, representing 100% of the membership interests of Abstract Media, in exchange for the issuance by the Company to the Abstract Media Members of (i) shares of the Company’s common stock equal to $605,000 minus the Debt Repayment Amount (as hereinafter defined), divided by the VWAP (as defined in the Agreement) as of the closing date, plus (ii) $15,000, plus (iii) $15,000 to be paid solely to John Swain as additional consideration for Mr. Swain’s membership interests (the “Acquisition”). The “Debt Repayment Amount” means the debt owned by the Company to Mr. Swain pursuant to a promissory note dated as of August 15, 2017, which debt the parties agree is approximately $80,000, but which was to be finally calculated on the closing date.

The Acquisition closed on December 6, 2021. Pursuant to the terms of the Agreement, on December 6, 2021, the Abstract Media Members assigned their respective membership interests in Abstract Media to the Company, and Abstract Media became a wholly owned subsidiary of the Company. In exchange therefor, on December 6, 2021, the Company issued to the Abstract Media Members an aggregate of 73,244 shares of the Company’s common stock (representing a value of $605,000 minus the Debt Repayment Amount of $80,000), plus (ii) $15,000, plus (iii) $15,000 paid solely to John Swain as additional consideration for Mr. Swain’s membership interests.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP

Dated: December 10, 2021	By:	/s/ Donald Beavers
Donald Beavers Chief Executive Officer

3